EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Terra Nostra Resources Corp.  (the “Company”) on Form 10-QSB for the period ended November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Reynolds, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 23, 2006

By: /s/ Jeff Reynolds

Name: Jeff Reynolds

Title:   Chief Financial Officer (Principal Accounting Officer)